Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
April, 1999

Scheduled Maturity                                      12/15/99


Coupon                                                   5.1475%


Excess Protection Level
   3 Month Average   7.76%
     April, 1999   6.95%
     March, 1999   8.01%
     February, 1999   8.35%



Cash Yield                                              20.78%


Investor Charge Offs                                     6.34%


Base Rate                                                7.49%


Over 35 Day Delinquency                                  5.50%


Seller's Interest                                       64.28%


Total Payment Rate                                      11.16%


Total Principal Balance                                $3,020,795,901.01


Investor Participation Amount                          $600,000,000.00


Seller Participation Amount                            $1,941,629,234.3